Accounts Receivable, Net (Tables)	12 Months Ended
Dec. 31, 2011
Accounts Receivable, Net of Allowance for Doubtful Accounts

Accounts receivable, net of allowance for doubtful accounts of $21,088,503 and $31,068,977 for the years ended December 31, 2010 and 2011, respectively, consists of following:

	December 31,
	2010	2011
Billed receivable	$83,892,036	$156,633,471
Unbilled receivable	73,436,707	92,572,783

Total	$157,328,743	$249,206,254

Analysis of Allowance for Doubtful Accounts

An analysis of allowance for doubtful accounts for the years ended December 31, 2010 and 2011 is as follows:

	2010	2011
Balance at beginning of year	$33,596,096	$21,088,503
Bad debt expenses	454,624	16,013,208
Recoveries and (write-offs), net	(10,393,667)	(7,254,193)
Disposition of subsidiaries	(3,312,436)	—
Effect of exchange rate changes	743,886	1,221,459

Balance at end of year	$21,088,503	$31,068,977